                                                                      EXHIBIT 24


                            SIFCO INDUSTRIES, INC.

                          ANNUAL REPORT ON FORM 10-K

                              POWER OF ATTORNEY


        The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at   Cleveland ,   Ohio  ,  this   2nd  day of December, 1997.
                     ------------  -------        -------


                                                  /s/ Jeff Gotschall
                                       ------------------------------------

                                                                      EXHIBIT 24


                            SIFCO INDUSTRIES, INC.

                          ANNUAL REPORT ON FORM 10-K

                              POWER OF ATTORNEY


        The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at   Cleveland ,   Ohio  ,  this   12th  day of December, 1997.
                     ------------  -------        -------


                                                  /s/ Hudson D. Smith
                                       ------------------------------------

                                                                      EXHIBIT 24


                            SIFCO INDUSTRIES, INC.

                          ANNUAL REPORT ON FORM 10-K

                              POWER OF ATTORNEY


        The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at   Cleveland ,   Ohio  ,  this   12th  day of December, 1997.
                     ------------  -------        -------


                                                  /s/ Richard A. Gray
                                       ------------------------------------

                                                                      EXHIBIT 24


                            SIFCO INDUSTRIES, INC.

                          ANNUAL REPORT ON FORM 10-K

                              POWER OF ATTORNEY


        The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at   Clearwater , Florida  , this  15th  day of December, 1997.
                     ------------  -------         ------


                                                  /s/ W. R. Higgins
                                       ------------------------------------

                                                                      EXHIBIT 24


                            SIFCO INDUSTRIES, INC.

                          ANNUAL REPORT ON FORM 10-K

                              POWER OF ATTORNEY


        The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at  Chagrin Falls ,  Ohio  , this  16th  day of December, 1997.
                     ---------------  -------       -----


                                                  /s/ Thomas J. Vild
                                       ------------------------------------

                                                                      EXHIBIT 24


                            SIFCO INDUSTRIES, INC.

                          ANNUAL REPORT ON FORM 10-K

                              POWER OF ATTORNEY


        The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at   Houston  ,    Texas   , this  16th  day of December, 1997.
                     -----------   -------         ------


                                                  /s/ John Douglas Whelan
                                       ------------------------------------

                                                                      EXHIBIT 24


                            SIFCO INDUSTRIES, INC.

                          ANNUAL REPORT ON FORM 10-K

                              POWER OF ATTORNEY


        The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at   Cleveland  ,  Ohio    , this  18th  day of December, 1997.
                     ------------  -------         ------


                                                  /s/ Charles H. Smith, Jr.
                                          ------------------------------------

                                                                      EXHIBIT 24


                            SIFCO INDUSTRIES, INC.

                          ANNUAL REPORT ON FORM 10-K

                              POWER OF ATTORNEY


        The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at    Cleveland   ,   Ohio , this  18th  day of December, 1997.
                     ---------------  -------       -----


                                                  /s/ George D. Gotschall
                                       ------------------------------------

                                                                      EXHIBIT 24


                            SIFCO INDUSTRIES, INC.

                          ANNUAL REPORT ON FORM 10-K

                              POWER OF ATTORNEY


        The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at   Wellesley  ,   MA   ,  this  12th   day of December, 1997.
                     ------------  ------         ------


                                                  /s/ David V. Ragone
                                       ------------------------------------